SUPPLEMENT TO THE PROSPECTUS

The date of this supplement is December 29, 2025.

For Certain MFS® Funds

Effective immediately, the fourth bullet under the list of bullets regarding Class R6 shares eligibility in the second to last paragraph in the sub-section entitled "Share Class Eligibility" under the main heading entitled "Description of Share Classes" is restated in its entirety as follows:

• endowments and foundations, local, city and state agencies (or entities acting on their behalf), corporations and other institutional investors;

MULTI-SUP-I-122925